--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                              --------------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 19, 1997



                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                    0-19437                   11-2962080
 (State or Other Jurisdiction       (Commission File          (I.R.S. Employer
      of Incorporation)                  Number)             Identification No.)


            2401 Fourth Avenue
            Seattle, Washington                                      98121
  (Address of Principal Executive Offices)                         (Zip Code)

                                 (206) 443-6400
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         This Current Report on Form 8-K is filed by Cellular Technical Services Company, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.


Item 5.  Other Events

         On February 19, 1997, the Company and Mr. William Zollner entered into an employment agreement pursuant to which Mr. Zollner became employed as President and Chief Operating Officer of the Company. Reference is made to the employment agreement attached as an Exhibit to this Report.

Item 7.  Financial Statements, Pro Forma Information and Exhibits

(c)      Exhibits.
         ---------

99 Employment Agreement dated February 19, 1997, between the Company and William Zollner.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 6, 1997
                                                   CELLULAR TECHNICAL SERVICES,
                                                    COMPANY, INC.


                                                   By: /s/ Michael E. McConnell
                                                       ------------------------
                                                       Michael E. McConnell,
                                                       Chief Financial Officer

                                       -3-